4474 Munson Street NW | Suite 402 | Canton, Ohio 44718
P 330.966.9400  F 330.966.9401  W maloneynovotny.com

May 12, 2010	Exhibit 99(a)

Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

Dear Sir or Madam:

We have read Item 4.01 of SCI Engineered Materials, Inc.'s Form 8-K to be filed with the Commission on or about May 13, 2010, and we agree with the statements concerning our firm contained therein.

We have no basis to agree or disagree with any other matters reported therein.

Sincerely,

/s/ Maloney + Novotny LLC
Maloney + Novotny LLC
Canton, Ohio

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